                                                                    EXHIBIT 10.6


================================================================================


                           SECOND AMENDED AND RESTATED


                             STOCKHOLDERS AGREEMENT

                                  by and among

                          HALLMARK ENTERTAINMENT, INC.,



                           LIBERTY MEDIA CORPORATION,



                              LIBERTY CROWN, INC.,



                             VISN MANAGEMENT CORP.,



                         JP MORGAN PARTNERS (BHCA), L.P.





                            DIRECTV ENTERPRISES, INC.



                                       and



                           CROWN MEDIA HOLDINGS, INC.



                                   dated as of

                                 August 30, 2001


================================================================================

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----

                                          ARTICLE I
                                         DEFINITIONS

Section 1.1     Definitions.................................................................2

                                          ARTICLE II
                                     CORPORATE GOVERNANCE

Section 2.1     Composition of the Board of Directors of the Company........................7
Section 2.2     Removal.....................................................................7
Section 2.3     Vacancies...................................................................7
Section 2.4     Board Committees............................................................7
Section 2.5     Termination of Rights and Obligations.......................................7
Section 2.6     Limitation on Transactions with Affiliates..................................7
Section 2.7     Directors' Indemnification..................................................9
Section 2.8     Corporate Opportunities Policy..............................................9
Section 2.9     Board Observer..............................................................9

                                         ARTICLE III
                             TRANSFERABILITY AND PURCHASE RIGHTS

Section 3.1     Restrictions on Transferability............................................10
Section 3.2     Restrictive Legend.........................................................10
Section 3.3     Notice of Proposed Transfers; Securities Law Compliance....................10
Section 3.4     Permitted Transfers........................................................10
Section 3.5     Tag-Along Rights...........................................................11
Section 3.6     Purchase Rights............................................................12

                                          ARTICLE IV
                                     REGISTRATION RIGHTS

Section 4.1     Demand Registration........................................................12
Section 4.2     Piggy-back Registration....................................................14
Section 4.3     Registration Procedures....................................................15
Section 4.4     Registration Expenses......................................................17
Section 4.5     Indemnification and Contribution...........................................17
Section 4.6     Other Provisions...........................................................19

                                          ARTICLE V
                           RIGHTS RELATING TO INVESTMENT IN ODYSSEY

Section 5.1     Actions of Odyssey Governance Committee....................................19
Section 5.2     Restriction on Transfer of the Company's Interests in Odyssey..............21
Section 5.3     Termination of Rights and Obligations......................................21

                                          ARTICLE V
                                           GENERAL

Section 6.1     Entire Agreement...........................................................21

Section 6.2     Amendment and Waiver.......................................................21
Section 6.3     Notices....................................................................21
Section 6.4     Assignment; Benefit........................................................24
Section 6.5     Absence of Presumption.....................................................24
Section 6.6     Counterparts...............................................................24
Section 6.7     Headings...................................................................24
Section 6.8     Governing Law; Jurisdiction and Forum......................................24
Section 6.9     Specific Enforcement.......................................................24
Section 6.10    Severability...............................................................24
Section 6.11    Covered Shares.............................................................25

Exhibit A       Notice of Registration Statement and Selling Securityholder Questionnaire
Exhibit B       Corporate Opportunities Policy
Exhibit C       Designated Representative of NICC

               SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

        This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of August 30, 2001 by and among Hallmark Entertainment, Inc., a Delaware corporation ("HEI"), Liberty Media Corporation, a Delaware corporation ("Liberty"), Liberty Crown, Inc., a Delaware corporation ("Liberty Sub") and transferee of Liberty's interest herein pursuant to Section 3.4 of the Original Stockholders Agreement (as defined below), VISN Management Corp., a Delaware corporation ("VISN"), JP Morgan Partners (BHCA), L.P., a Delaware limited partnership ("JPM") and successor to Chase Equity Associates, L.P., DIRECTV Enterprises, Inc., a Delaware corporation ("DIRECTV"), and together with Liberty Sub, VISN, JPM and HEI only with respect to the Class A Stock acquired from The Jim Henson Company, Inc., the "Minority Stockholders" and the Minority Stockholders together with HEI, the "Stockholders"), and Crown Media Holdings, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

        WHEREAS, the Stockholders, other than DIRECTV and Liberty Sub are parties to a Contribution Agreement, dated as of January 27, 2000 (the "Contribution Agreement") pursuant to which they acquired shares of Class A common stock, par value $.01 per share ("Class A Stock") or of Class B common stock, par value $.01 per share ("Class B Stock") in return for, among other things, the contribution of certain assets to the Company; and

        WHEREAS, the Company and the Stockholders other than DIRECTV have previously entered into a Stockholders Agreement dated as of May 9, 2000 (the "Original Stockholders Agreement") to govern certain of their rights, duties and obligations; and

        WHEREAS, on May 9, 2000, Liberty transferred (as defined below) its interests in Company Common Stock (as defined below) to its Affiliate (as defined below) Liberty Sub in accordance with Section 3.4 of the Original Stockholders Agreement (the "Liberty Transfer"); and

        WHEREAS, the Company and the Stockholders other than DIRECTV have subsequently amended the Original Stockholder Agreement as of March 14, 2001, (the "Amended and Restated Stockholders Agreement"); and

        WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of July 24, 2001 ("Henson Stock Purchase Agreement") by and between HEI and The Jim Henson Company, Inc. ("Henson"), HEI acquired the Class A Stock previously owned by Henson and at such time acquired Henson's rights as a Minority Stockholder; and

        WHEREAS, the Company and the Stockholders desire to amend the Amended and Restated Stockholders Agreement to reflect how piggy-back registration rights for Hallmark Entertainment Distribution LLC or any successor or assignee ("HEDL") will be addressed in connection with that certain Registration Rights Agreement to be executed pursuant to the Purchase and Sale Agreement dated as of April 10, 2001 by and between the Company and HEDL, as may be amended from time to time ("HEDL Registration Rights"); and

        WHEREAS, DIRECTV and the Company are parties to a Stock Purchase Agreement dated as of August 20, 2001, (the "DIRECTV Agreement"), pursuant to which the Company is selling shares of Class A Stock to DIRECTV in order to induce DIRECTV to cause its wholly owned subsidiary, DIRECTV, Inc., to enter into the Affiliation Agreement with Odyssey; and

        WHEREAS, pursuant to the Contribution Agreement, the Henson Stock Purchase Agreement, the Liberty Transfer, and the DIRECTV Agreement, the Stockholders have acquired or will acquire and own the number of shares of Class A Stock and Class B Stock set forth opposite their respective names on Appendix I attached hereto and hereby made a part hereof; and

        WHEREAS, the parties hereto desire to enter into this Agreement to amend the Amended and Restated Stockholders Agreement in order to add DIRECTV as a party, to address the HEDL Registration Rights, and to govern certain of their rights, duties and obligations; and

        WHEREAS, the Stockholders acknowledge that nothing herein supersedes the Stockholder Consent attached hereto as Appendix II.

        NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.1. Definitions. (a) As used in this Agreement the following defined terms shall have the following meanings:

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean
(a) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise or (b) beneficial ownership of 10% or more of the voting securities of such Person.

        "Affiliate Transaction" has the meaning set forth in Section 2.6.

        "Agreement" has the meaning set forth in the Preamble.

        "Amended and Restated Stockholders Agreement" has the meaning set forth in the Recitals.

        "Applicable Securities" means in relation to a Registration Statement the Registrable Securities identified in the related Demand Notice or Piggy-back Notice.

        "Average Price" means a price equal to the average of the closing prices of the shares of Class A Stock on the exchange or national market on which the Class A Stock is traded or listed for the five trading days immediately preceding the date of the closing of a specified transaction.

        "Board" has the meaning set forth in Section 2.1.

        "Class A Stock" has the meaning set forth in the Recitals.

        "Class B Stock" has the meaning set forth in the Recitals.

        "Commission" means the United States Securities and Exchange Commission.

        "Company" has the meaning set forth in the Preamble.

        "Company Common Stock" means Class A Stock and Class B Stock.

        "Company Voting Stock" means Class A Stock and Class B Stock and all other securities of the Company entitling the holder thereof to vote for the election of directors to the Board.

        "Stockholders" has the meaning set forth in the Preamble.

        "Contribution Agreement" has the meaning set forth in the Recitals.

        "Demand" has the meaning set forth in Section 4.1(a).

        "Demand Notice" has the meaning set forth in Section 4.1(a).

        "Demanding Stockholder" has the meaning set forth in Section 4.1(a).

        "DIRECTV" has the meaning set forth in the Preamble.

        "DIRECTV Agreement" has the meaning set forth in the Recitals.

        "DLJ" means Donaldson, Lufkin and Jenrette Securities Corporation.

        "Effective Time" means the date on which the Commission declares a Registration Statement effective or on which a Registration Statement otherwise becomes effective.

        "Effectiveness Period" means as to a Registration Statement the period during which such Registration Statement is effective.

        "Election" means, with respect to a Registration, that a Stockholder has delivered a completed and signed Notice and Questionnaire to the Company in accordance with the provisions hereof and provided such other information with respect to such Stockholder and its Applicable Securities as may be required by the Company to enable such Stockholder to use the related Prospectus in connection with sales of such Applicable Securities.

        "Equity" has the meaning set forth in Section 2.9(a).

        "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

        "Exercise Notice" has the meaning set forth in Section 3.6(c).

        "HEDL" has the meaning set forth in the Recitals.

        "HEDL Registration Rights" has the meaning set forth in the Recitals.

        "HEI" has the meaning set forth in the Preamble.

        "Henson" has the meaning set forth in the Recitals.

        "Henson Stock Purchase Agreement" has the meaning set forth in the Recitals.

        "Indemnified Person" has the meaning set forth in Section 4.5(a).

        "Indemnitee" has the meaning set forth in Section 4.5(c).

        "Indemnitor" has the meaning set forth in Section 4.5(c).

        "Independent Directors" means members of the Company's Board who are not officers, partners, employees or directors of the Stockholders, the Company or their respective Affiliates, who have been selected in accordance with Section 2.1(c) and who comply with the applicable definition of independent director for purposes of the exchange or national market on which the Class A Stock is traded or listed.

        "Intended Offering Notice" has the meaning set forth in Section 4.2(a).

        "IPO" means the initial public offering of shares of the Company's Class A Stock on May 4, 2000.

        "IPO Lock-up Period" has the meaning set forth in Section 3.1(b).

        "JPM" has the meaning set forth in the Preamble.

        "Liberty" has the meaning set forth in the Preamble.

        "Liberty Sub" has the meaning set forth in the Preamble.

        "Minority Stockholders" has the meaning set forth in the Preamble.

        "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended.

        "NICC" means the National Interfaith Cable Coalition, Inc., a Maryland not-for-profit corporation.

        "NICC Representative" has the meaning set forth in Section 5.1.

        "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

        "Odyssey" means Crown Media United States, LLC, a Delaware limited liability company, formerly known as Odyssey Holdings, L.L.C.

        "Odyssey Agreement" has the meaning set forth in Section 5.1.

        "Original Stockholders Agreement" has the meaning set forth in the Recitals.

        "Parent" of a Person means any other Person which is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of a majority of the securities ordinarily entitled to vote for the election of directors (or persons performing similar functions) or the specified Person or directly, or indirectly, through one or more intermediaries, controls the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management or policies of such Person whether by contract or otherwise.

        "Participating Stockholder" has the meaning set forth in Section 4.2(a).

        "Person" means an individual, partnership, corporation, trust, limited liability company or unincorporated organization, or other entity or organization, including a government or agency or political subdivision thereof.

        "Piggy-back Notice" has the meaning set forth in Section 4.2(a).

        "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act or any successor rule thereto) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

        "Purchase Right Notice" has the meaning set forth in Section 3.6(c).

        "Registrable Securities" means (a) the shares of the applicable class of Company Common Stock acquired by any Stockholder pursuant to the Contribution Agreement or the DIRECTV Agreement, (b) the shares of the applicable class of Company Common Stock acquired by any Stockholder pursuant to Section 3.4(i), (c) the shares of the applicable class of Company Common Stock otherwise acquired by any Stockholder up to a maximum of 5% of the outstanding shares of Company Common Stock (calculated on a fully diluted basis) as of the date of a Demand Notice or an Intended Offering Notice, as the case may be, and (d) any securities of the Company issued or issuable with respect to any shares of Company Common Stock referred to in subdivision (a), (b) or (c) upon conversion of such shares or by way of stock dividend or stock split or in connection with a combination or conversion of shares, recapitalization, merger, consolidation or other reorganization or otherwise, other than in each case Unrestricted Securities.

        "Registration" means a registration under the Securities Act effected pursuant to Section 4.1 or Section 4.2.

        "Registration Expenses" means all expenses incident to the Company's performance of or compliance with any Registration of Registrable Securities pursuant to this Agreement, including, without limitation, National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Registrable Securities being registered, but excluding fees and disbursements of counsel retained by any Stockholder, premiums and other costs of policies of insurance obtained by any Stockholder or its agents or underwriter against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities, all underwriting discounts and commissions and transfer taxes, if any, and registration and filing fees relating to Registrable Securities.

        "Registration Statement" means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 4.1 or
Section 4.2, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

        "Related Documents" has the meaning set forth in the Contribution Agreement.

        "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

        "Sale Notice" has the meaning set forth in Section 3.5(c).

        "Securities Act" means the United States Securities Act of 1933, as amended.

        "Stockholder Allotment" has the meaning set forth in Section 3.5(a).

        "Stockholders" means each Person, other than the Company, who has executed this Agreement and each Person who is required to become a party to this Agreement in the future in accordance with the terms hereof.

        "Stockholders' Shares" has the meaning set forth in Section 3.5(a).

        "Subsidiary" of any Person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person.

        "Tag-Along Notice" has the meaning set forth in Section 3.5(c).

        "Tag-Along Sale" has the meaning set forth in Section 3.5(a).

        "Tag-Along Sale Date" has the meaning set forth in Section 3.5(c).

        "Transfer" means a sale, assignment, encumbrance, gift, pledge, hypothecation or other disposition of Company Common Stock or any interest therein; provided that a pledge of Company Common Stock to a financial institution in a bona fide transaction shall not be deemed to be a Transfer for the purposes of this Agreement, so long as the Stockholder retains full voting power in such shares prior to any event of default, it being understood that in the event of such default such transferee shall have no rights or obligations under this Agreement.

        "Transferor Stockholder" has the meaning set forth in Section 3.3.

        "Underwriter" means any underwriter of Applicable Securities designated pursuant to Section 4.1(f) hereof.

        "Unrestricted Securities" means any shares of Company Common Stock that
(i) have been registered under an effective registration statement under the Securities Act and have been disposed of pursuant to such effective registration statement, (ii) have been transferred in compliance with Rule 144 or Rule 145 under the Securities Act (or in each case any successor provision thereto) under circumstances in which any legend relating to restrictions on transfer under the Securities Act is removed, (iii) are transferable pursuant to paragraph (k) of Rule 144 or paragraph (d) of Rule 145 under the Securities Act (or in each case any successor provision thereto), (iv) have otherwise been transferred and a new security not subject to transfer restrictions under the Securities Act has been delivered upon such transfer by or on behalf of the Company or (v) cease to be outstanding.

        "VISN" has the meaning set forth in the Preamble.

        "VISN Director" has the meaning set forth in Section 5.1.

        (b) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

ARTICLE II

CORPORATE GOVERNANCE

        Section 2.1. Composition of the Board of Directors of the Company. Subject to Section 2.5, each of the Stockholders hereby agrees to take, at any time and from time to time, all action necessary such that the Board of Directors of the Company (the "Board") shall consist of not less than 11 directors, who shall be nominated as follows: (a) HEI shall have the right to nominate six members of the Board; provided that one such nominee shall be the Chief Executive Officer of the Company, (b) Liberty, VISN and JPM shall each have the right to nominate one member of the Board and (c) at least two members of the Board shall be Independent Directors nominated by the Board. Each Stockholder entitled to vote for the election of directors to the Board shall vote its shares of Company Voting Stock or execute written consents, as the case may be, and shall take all other action necessary in order to ensure compliance with this Section 2.1. The Company shall take such action as may be required under applicable law to and shall otherwise use reasonable efforts to cause the composition of the Board to be as set forth in this Section 2.1.

        Section 2.2. Removal. Each Stockholder agrees that at any time that it is then entitled to vote or execute a written consent for the removal and/or replacement of any director of the Company, (a) it shall not vote or execute a written consent for any of its shares of Company Voting Stock in favor of the removal and/or replacement of any individual who shall have been nominated pursuant to Section 2.1, unless the Stockholder entitled to nominate such director shall have requested such removal and/or replacement in writing and (b) it shall vote or execute a written consent for all of its shares of Company Voting Stock in favor of and shall take all other action necessary to cause the removal and/or replacement of an individual nominated pursuant to Section 2.1 if so requested in writing by the Stockholder entitled to nominate such individual. Subject to Section 2.5, nothing contained in this Section 2.2 shall affect the right of any Stockholder to nominate a member of the Board pursuant to Section 2.1.

        Section 2.3. Vacancies. If, as a result of the death, disability, retirement, resignation, removal or otherwise there shall exist or occur any vacancy on the Board, then the Stockholder entitled under Section 2.1 to nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, may, subject to the provisions of Section 2.5, designate another individual to fill such capacity and serve as a director of the Company. Each Stockholder shall, if such Stockholder is then entitled to vote for the election of such designee as a director of the Company, vote or execute a written consent for its shares of Company Voting Stock in order to ensure that such designee be elected to the Board and the Company shall use reasonable efforts to cause such vacancy to be filled by such designee.

        Section 2.4. Board Committees. The Board shall establish an Audit Committee which shall consist of the Independent Directors.

        Section 2.5. Termination of Rights and Obligations. The right of any Stockholder to nominate or designate a member or members of the Board pursuant to this Article II, and all related obligations of the Company and each other Stockholder with respect thereto contained in this Article II, shall terminate on the later of such date as such Stockholder (i) ceases to beneficially own in the aggregate at least 5% of the shares of Company Common Stock then issued and outstanding and (ii) ceases to beneficially own at least 75% of the Company Common Stock set forth opposite such Stockholder's name on Appendix I (appropriately adjusted for stock splits, dividends or combinations of shares of Company Common Stock after the IPO); provided that the provisions of Section 4.5 shall survive the termination of this Agreement.

        Section 2.6. Limitation on Transactions with Affiliates. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell any of its material properties or assets to, or purchase any material property or assets from, or enter into any material contract, transaction, agreement, understanding, loan, advance or guaranty with, or for the benefit of, any Affiliate of the Stockholders (each of the foregoing, an "Affiliate Transaction"), unless such Affiliate Transactions are entered into in good faith and on commercially reasonable terms and (i) with respect to any Affiliate Transactions that, together with all related Affiliate Transactions, have an aggregate value of not more than $35,000,000, such Affiliate Transactions are approved by a majority of the Independent Directors and (ii) with respect to any Affiliate Transactions that, together with all related Affiliate Transactions, have an aggregate value of more than $35,000,000, such Affiliate Transactions are approved by a majority of the members of the Board not nominated by such Stockholder.

        Notwithstanding the foregoing, the following shall be deemed not to be Affiliate Transactions: (i) transactions pursuant to the Trademark License Agreement dated as of December 1, 2000, by and between Hallmark Cards, Incorporated and Crown Media International, Inc., the Trademark License Agreement dated as of December 1, 2000, by and between Hallmark Cards, Incorporated and Crown Entertainment Limited, the Trademark License Agreement dated as of May 1, 2000 by and between Hallmark Licensing, Inc. and Odyssey, the Program License Agreement dated May 12, 1998 between HED and H&H Programming -- Asia, LLC (or its assignee), the Security Agreement dated as of August 1, 1999 by and between Hallmark Entertainment Networks, Inc. and Hallmark Cards, Incorporated, the Promissory Note dated as of November 19, 1999, by and between HC Crown Corporation and Crown Media, Inc., any of the Related Documents or any contract, agreement, understanding, loan or guaranty described in, or filed as an exhibit to, the registration statement, as amended, under which shares were sold in the IPO; (ii) transactions pursuant to the Contribution Agreement; (iii) transactions in connection with the non-exclusive licensing of any service mark or trademark of an Affiliate or Affiliates of any Stockholder to the Company that do not require payment (other than in connection with names of movies, miniseries or series); (iv) transactions pursuant to the Affiliation Agreement between DIRECTV, Inc. and Crown Media United States, LLC, dated as of March 6, 2000, for the "Odyssey" Service; (vi) transactions pursuant to the Affiliation Agreement between DIRECTV, Inc. and Odyssey, dated as of August 20, 2001 for the "Hallmark Channel"; (vii) transactions pursuant to the Stock Purchase Agreement, dated as of August 20, 2001, between the Company and DIRECTV; and (viii) the undertakings set forth in the Side Letter between DIRECTV, Inc. and the Company dated as of the date hereof, and, in each case, any amendments or modifications thereto.

        Section 2.7. Directors' Indemnification. During the term of this Agreement, the Company will use its reasonable best efforts to obtain directors' and officers' liability insurance covering the full Board in a form and amount consistent with industry practice to the extent such insurance is available on reasonable terms.

        Section 2.8. Corporate Opportunities Policy. The Board of Directors of HEI has adopted and approved a corporate opportunities policy substantially in the form of Exhibit B. HEI shall act in accordance with the provisions of its corporate opportunities policy during the term of such policy unless otherwise agreed by a majority of the members of the Board not nominated by HEI.

        Section 2.9. Board Observer. DIRECTV shall have the right to designate a non-voting observer (the "DIRECTV Observer") to the Board, who shall be a Person reasonably acceptable to the Board, and who shall have the right to notice of and to attend all Board meetings. The Company shall provide to the DIRECTV Observer copies of all materials and full access to the information and materials provided to any of the members of the Board (except where materials are provided only to a committee that was appointed by the Board) at the same time as the Board member(s) receive such materials subject to the limitation set forth in Section 2.9(a) hereof. The foregoing rights shall be qualified by the following:

        (a) in the event that the matter being considered by the Board directly concerns a transaction with a domestic distributor of the Hallmark Channel, with a distributor outside of the United States where DIRECTV or an Affiliate has operations, or with an entity affiliated with DIRECTV, the Board may exclude the DIRECTV Observer from such portion of the Board meeting dealing with such transaction and redact such information and materials from those provided to the DIRECTV Observer. However, if the Company issues any equity (or enters into any agreement or arrangement to issue any equity, or issues any securities that upon conversion or exercise thereof shall entitle the holder or any of its Affiliates to receive equity (collectively, "Equity")) to any other distributor of the Hallmark Channel, the Company shall give DIRECTV written notice of such issuance not less than ten (10) business days prior to such issuance and include therein the amount of Equity to be issued, the obligations assumed by such distributor in exchange for the Equity, including, without limitation, any obligations that are similar to those set forth on Schedule 10.11 of the DIRECTV Agreement, the obligations of the Company and its Affiliates in connection with such Equity issuance, and the proportion of the value of such obligations to the value of the Equity issued to such other distributor;

        (b) DIRECTV shall be, and shall cause the DIRECTV Observer to be, obligated to hold in confidence any and all information received in any Board meeting or otherwise in the DIRECTV Observer's capacity as such, except to the extent that such information is publicly disclosed by the Company provided that the DIRECTV Observer shall be entitled to report any and all information to DIRECTV;

        (c) DIRECTV shall not, and shall ensure that the DIRECTV Observer does not, use such information for any purpose other than for DIRECTV's analysis of the Company's financial condition and operations and shall comply, and cause the DIRECTV Observer to comply, with all limitations of law, including securities laws, regarding the use of such information; and

        (d) the right of DIRECTV to nominate or designate the DIRECTV Observer pursuant to this Section 2.9, and all related obligations of the Company and each other Stockholder with respect thereto contained in this Section 2.9, shall terminate on the date that DIRECTV or any of its Affiliates ceases to collectively beneficially own in the aggregate at least 75% of the shares of Company Common Stock set forth opposite DIRECTV's name on Appendix I (appropriately adjusted for stock splits, dividends, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization).

ARTICLE III

TRANSFERABILITY AND PURCHASE RIGHTS

        Section 3.1. Restrictions on Transferability. (a) No Company Common Stock may be Transferred except upon compliance with the provisions of the Securities Act and this Agreement, and any attempted Transfer other than in accordance with the terms hereof is void ab initio and transfers no right, title or interest in or to such Company Common Stock to the purported transferee, buyer, donee, assignee or encumbrance holder.

        (b) Except as permitted by Section 3.4, the Stockholders agree that they will not Transfer more than 25% of the shares of Company Common Stock set forth opposite such Stockholder's name on Appendix I (appropriately adjusted for stock splits, stock dividends or combinations of shares of Company Common Stock after the date hereof) prior to the second anniversary of the Original Stockholders Agreement, without the written consent of each other Stockholder.

        Section 3.2. Restrictive Legend. (a) Each certificate representing any portion of Company Common Stock that is held by a Stockholder shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR IN COMPLIANCE WITH RULE 144 OR PURSUANT TO ANOTHER EXEMPTION. THE SECURITIES ARE ALSO SUBJECT TO PROVISIONS OF THE STOCKHOLDERS AGREEMENT DATED MAY 9, 2000, AS IT MAY BE AMENDED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF (THE "AGREEMENT"), WHICH CONTAINS RESTRICTIONS ON TRANSFER AND TAG-ALONG PROVISIONS. COPIES OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY."

        (b) If any shares of Company Common Stock shall cease to be Registrable Securities, the Company shall, upon the written request of the holder thereof and such other documentation as may be reasonably requested, issue to such holder a new certificate evidencing such shares without the legend required by
Section 3.2(a) endorsed thereon.

        Section 3.3. Notice of Proposed Transfers; Securities Law Compliance. Prior to any proposed Transfer of any Company Common Stock, unless there is in effect a Registration Statement covering the proposed Transfer, the Stockholder intending to Transfer such Company Common Stock (the "Transferor Stockholder") shall give written notice to the Company of such Transferor Stockholder's intention to effect such Transfer. Each such notice shall set forth the name of the proposed transferee, the number of shares proposed to be transferred and the proposed amount and form of consideration to be paid for such Company Common Stock (other than Transfers by a Stockholder to one or more Affiliates of such Stockholder); provided that in the event of a Transfer pursuant to Rule 144 under the Securities Act, the Transferor may satisfy the requirements of this
Section 3.3 by filing Form 144 with the Company at the time such form is filed with the Securities and Exchange Commission.

        Section 3.4. Permitted Transfers. Notwithstanding Section 3.1, but subject to compliance with the applicable provisions of the Securities Act and
Section 3.3, the following Transfers may be made and if HEI makes any Transfers pursuant to this Section 3.4, HEI shall have no obligation under Section 3.5 with respect thereto: (i) Transfers by a Stockholder to one or more Affiliates of such Stockholder, or to one or more executives of such Stockholder pursuant to a stock-based compensation plan, or to one or more other Stockholders, or to one or more Affiliates of any other Stockholder, or upon a merger or other consolidation of a Stockholder to the surviving corporation, subject to the transferee executing a signature page hereof and thereby becoming a party hereto (as a Stockholder) and agreeing that it shall receive the same rights hereunder and be bound by the same obligations hereunder, except as provided in this
Section 3.4 and Section 3.5, as the Transferor Stockholder; (ii) Transfers pursuant to a merger, consolidation or other business combination involving all of the outstanding Company Common Stock and a third party which, prior to entering into an agreement with the Company with respect to such business combination, was not an Affiliate of the Company or tender or exchange offer for all of the outstanding

Company Common Stock by a third party which, prior to the commencement of such offer, was not an Affiliate of the Company; or (iii) Transfers by Liberty Sub to UnitedGlobalCom, Inc. or an Affiliate thereof.

        Section 3.5. Tag-Along Rights. (a) Except as permitted by Section 3.4 or in the case of sales pursuant to Article IV, if HEI, at any time or from time to time, in a single transaction or series of related transactions occurring within a six-month period, or within a longer period if pursuant to a single agreement, proposes to Transfer 20% or more of the outstanding shares of Company Common Stock (a "Tag-Along Sale"), then each Minority Stockholder shall have the right, but not the obligation, to participate in such Tag-Along Sale by selling the number of shares of Company Common Stock respectively owned by it as calculated in the following manner. Such shares of Company Common Stock which were acquired by the Minority Stockholders pursuant to the Contribution Agreement, the Liberty Transfer, or the DIRECTV Agreement and which are owned by the Minority Stockholders or their Affiliates which are Parties to this Agreement are hereinafter referred to as the "Stockholders' Shares"; provided, however that shares of Company Common Stock transferred from another Stockholder to a Minority Stockholder or its Affiliates (other than an Affiliate of such transferring Stockholder) shall not be deemed to be Stockholders' Shares. The number of shares of Company Common Stock that each Minority Stockholder shall be entitled to include in such Tag-Along Sale (the "Stockholder Allotment") shall equal the product of (i) the total number of shares of Company Common Stock proposed to be Transferred pursuant to the Tag-Along Sale or such greater number of shares that the proposed purchaser in the Tag-Along Sale shall agree to purchase or otherwise acquire, times (ii) a fraction, the numerator of which shall equal the number of Stockholders' Shares owned by such Minority Stockholder and its Affiliates which are parties to this Agreement on the date of the Sale Notice, and the denominator of which shall equal the sum of (A) the number of shares of Company Common Stock owned by HEI and its Affiliates on the date of the Sale Notice plus (B) the total number of Stockholders' Shares owned by all Minority Stockholders and their Affiliates which are parties to this Agreement on the date of the Sale Notice, without duplication.

        (b) Any such sales by the Minority Stockholders shall be on the same terms and conditions as the proposed Tag-Along Sale by HEI; provided, however that no participating Minority Stockholder shall be required to make any representation or warranty in connection with the Tag-Along Sale, other than as to the enforceability of each agreement entered into in connection with such Tag-Along Sale with respect to the Minority Stockholder and its ownership and authority to sell, free of consent and approval requirements, liens, claims and encumbrances, the shares of Company Common Stock proposed to be sold by it. Each participating Minority Stockholder shall (and hereby agrees to), without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each of the other Stockholders against all losses, claims, damages, liabilities, costs (including costs of preparation) and expenses (including attorneys' fees and disbursements) arising out of or relating to any representation or warranty made by, or covenant of, such participating Minority Stockholder or any agent, employee, officer, or director of such participating Minority Stockholder in connection with or relating to or under the terms of each agreement entered into in connection with such Tag-Along Sale, except insofar as the same are based solely upon written information furnished in writing to such participating Minority Stockholder by such other Minority Stockholder expressly for use therein.

        (c) HEI shall promptly provide each of the Minority Stockholders with written notice (the "Sale Notice") not less than 15 days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Sale Notice, the Company hereby covenants to provide HEI and the Minority Stockholders participating in a Tag-Along Sale access to the stock record books of the Company. Each Sale Notice shall set forth:

               (i) the name of each proposed transferee or purchaser of Company Common Stock in the Tag-Along Sale;

               (ii) the number of shares of Company Common Stock proposed to be Transferred by HEI and, if applicable, such greater number of shares that the proposed purchaser is willing to purchase in connection with the Tag-Along Sale;

               (iii) the proposed amount and form of consideration to be paid for such shares of Company Common Stock and the material terms and conditions of payment offered by each proposed transferee or purchaser;

               (iv) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Company Common Stock in accordance with the terms hereof;

               (v) such Minority Stockholder's Stockholder Allotment; and

               (vi) the Tag-Along Sale Date.

        Each Minority Stockholder who wishes to participate in the Tag-Along Sale shall provide written notice (or oral notice confirmed immediately in writing) (the "Tag-Along Notice") to HEI not less than seven days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Company Common Stock that such Minority Stockholder elects to include in the Tag-Along Sale, which shall not exceed such Minority Stockholder's Stockholder Allotment.

        HEI shall determine the aggregate number of shares of Company Common Stock to be sold by each participating Minority Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by the Minority Stockholders shall constitute their binding agreements to sell such shares at the price and on the terms and conditions applicable to such sale.

        If a Tag-Along Notice is not received by HEI from a Minority Stockholder prior to the seven-day period specified above, HEI shall have the right to Transfer the number of shares of Company Common Stock specified in the Sale Notice to the proposed purchaser or transferee without any participation by such Minority Stockholder, but only at a price and upon terms and conditions no more favorable to HEI than stated in such Sale Notice and only if such sale occurs on a date within 60 days of the Tag-Along Sale Date.

        Section 3.6. Purchase Rights. (a) In the event that the Company proposes to issue Company Common Stock in a public offering in exchange for cash, and as a result thereof Liberty and its Affiliates which are Parties to this Agreement would cease to own in the aggregate at least 10% of the outstanding Company Common Stock, then Liberty shall have the right to purchase from the Company for cash, at a price per share equal to the public offering price, that number of shares of Class A Stock such that it and its Affiliates which are Parties to this Agreement own in the aggregate 10% of the outstanding Company Common Stock immediately following such public offering.

        (b) In the event that the Company proposes to issue Company Common Stock in a private transaction in exchange for cash, and as a result thereof Liberty and its Affiliates which are Parties to this Agreement would cease to own in the aggregate at least 10% of the outstanding Company Common Stock, then Liberty shall have the right to purchase from the Company for cash, at a price per share equal to the Average Price on the closing date of such transaction, that number of shares of Class A Stock such that it and its Affiliates which are Parties to this Agreement own in the aggregate 10% of the outstanding Company Common Stock immediately following such private transaction.

        (c) The Company shall promptly provide Liberty with written notice (the "Purchase Right Notice") not less than 15 days prior to the proposed date of the issuance of Company Common Stock that is subject to Section 3.6(a) or (b). Each Purchase Right Notice shall set forth the number of shares of Company Common Stock proposed to be issued, the proposed date of the issuance and the number of shares of Class A Stock which Liberty is entitled to purchase pursuant to
Section 3.6(a) and (b).

        If Liberty wishes to purchase shares pursuant to Section 3.6(a) or (b), Liberty shall provide written notice (or oral notice confirmed immediately in writing) (the "Exercise Notice") to the Company not less than seven days prior to the proposed issuance date. The delivery of the Exercise Notice shall constitute Liberty's binding agreement to purchase the number of shares of Class A Stock set forth in the Purchase Right Notice at the price and on the terms set forth in this Section 3.6. The closing of such purchase shall be on the closing date for the public offering under Section 3.6(a) or the private transaction under Section 3.6(b), as the case may be.

        If an Exercise Notice is not received by the Company prior to the seven-day period specified above, Liberty's rights under this Section 3.6 shall expire with respect to such issuance.

        (d) If the Company grants any other Person the right to maintain any ownership interest similar to those rights provided to Liberty and its Affiliates in this Section 3.6, the Company shall grant the same rights to DIRECTV.

ARTICLE IV

REGISTRATION RIGHTS

        Section 4.1. Demand Registration. (a) (i) HEI shall have the right, on not more than four occasions in the aggregate, and no more frequently than once during any six-month period, and (ii) the Minority Stockholders as a group shall have the right (though such right need not be jointly exercised by the Minority Stockholders), on not more than two occasions in the aggregate (it being understood and agreed that two or more Minority Stockholders may make joint Demands hereunder or any Minority Stockholder may join in a Demand made by any other Minority Stockholder, and any such joint Demand or joining in of a Demand shall be deemed to be a single Demand for all purposes hereof), and no more frequently than once during any six-month period, to require the Company to register for offer and sale under the Securities Act (a "Demand") all or a portion of the Registrable Securities held by such Stockholders, subject to the restrictions set forth herein; provided that no Stockholders shall be entitled to make a Demand hereunder unless the Registrable Securities subject to such Demand represent at least 7% of the aggregate shares of Company Common Stock then issued and outstanding and provided further that HEI shall exercise its Demands under subsection (i) hereof prior to exercising any Demand as a Minority Stockholder under (ii) hereof.

        As promptly as practicable after the Company receives from a Stockholder (the "Demanding Stockholder") a notice pursuant to this Section 4.1(a) (a "Demand Notice"), a copy of which shall have also been delivered to each other Minority Stockholder at the same time as to the Company, demanding that the Company register for offer and sale under the Securities Act Registrable Securities, subject to Section 4.1(b), the Company shall (i) use all reasonable efforts to file as promptly as reasonably practicable with the Commission a Registration Statement relating to the offer and sale of the Applicable Securities on such form as the Company may reasonably deem appropriate (provided that the Company shall not, unless the Company otherwise determines, be obligated to register any securities on a "shelf" registration statement or otherwise to register securities for offer or sale on a continuous or delayed basis) and, thereafter, (ii) after the filing of an initial version of the Registration Statement, use reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the date of filing of such Registration Statement; provided, however, that no Demanding Stockholder shall be entitled to be named as a selling securityholder in the Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Demanding Stockholder has made an Election. Subject to Section 4.1(b), the Company shall use reasonable efforts to keep each Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by such Demanding Stockholder for resales of Registrable Securities for an Effectiveness Period ending on the earlier of (i) 30 days from the Effective Time of such Registration Statement and (ii) such time as all of such securities have been disposed of by the selling securityholders.

        (b) The Company shall have the right to postpone (or, if necessary or advisable, withdraw) the filing, or delay the effectiveness, of a Registration Statement, or fail to keep such Registration Statement continuously effective or not amend or supplement the Registration Statement or included Prospectus, if the Company determines based upon the advice of counsel that it would be advisable to not disclose in the Registration Statement a planned or proposed financing, acquisition or other corporate transaction or other material information, and the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders; provided that no one such postponement shall exceed 90 days in any six-month period and all such postponements shall not exceed 180 days in the aggregate. The Company shall advise the Demanding Stockholder of any such determination as promptly as practicable after such determination.

        (c) In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company that in its or their opinion the number of Applicable Securities subject to a Demand exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities that, in the opinion of such managing underwriter or underwriters, can be sold in such offering (provided that, in the event of a joint Demand, the Applicable Securities included shall be allocated pro rata among the Demanding Stockholders on the basis of the relative number of Applicable Securities each such Demanding Stockholder has requested to be included in such Registration).

        (d) The Company may include in any registration requested pursuant to
Section 4.1(a) hereof other securities for sale for its own account or for the account of another Person, subject to the following sentence. In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company that in its or their opinion the number of Applicable Securities requested by the Demanding Stockholder, together with other securities for sale for the account of the Company or any other Person, to be registered exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities and other securities that, in the opinion of such managing underwriter or underwriters, can be sold in such offering as follows: (i) first, the Applicable Securities requested to be registered by the Demanding Stockholder and (ii) second, any other securities requested to be included in such Registration.

        (e) A Demanding Stockholder shall have the right to withdraw any Demand
(i) prior to the time the

Registration Statement in respect of such Demand has been declared effective,
(ii) upon the issuance by the Commission or any other governmental agency of a stop order, injunction or other order which interferes with such Registration,
(iii) upon the Company's availing itself of Section 4.1(b), or (iv) if such Demanding Stockholder is prevented pursuant to Section 4.1(c) or (d) from selling all of the Applicable Securities it requested to be registered. Notwithstanding such request to withdraw the Demand, the Registration requested by such Demanding Stockholder shall nonetheless be deemed to have been effected (and, therefore, requested) for purposes of Section 4.1(a) hereof if such Demanding Stockholder withdraws any Demand (A) pursuant to clause (i) of the preceding sentence after the Commission filing fee is paid with respect thereto or (B) pursuant to clause (iv) of the preceding sentence in circumstances where at least 50% of the Applicable Securities requested to be included in such Registration by such Demanding Stockholder could have been included, and in each case, (x) the Company has not availed itself of Section 4.1(b) with respect to such Registration request or (y) the Company has availed itself of Section 4.1(b) and the withdrawal request is not made within 10 days after the termination of the suspension period occasioned by the Company's exercise of its rights under Section 4.1(b). If a Demanding Stockholder withdraws a Demand but the Company nevertheless determines to complete, within 30 days after such withdrawal, the Registration so requested as to securities other than the Applicable Securities, such Demanding Stockholder shall be entitled to participate in such Registration pursuant to Section 4.2, but in such case the Intended Offering Notice shall be required to be given to such Demanding Stockholder at least five business days prior to the anticipated filing date of the Registration Statement, or if such Registration Statement has already been filed, within 10 business days after receipt of the request to withdraw Demand from such Demanding Stockholder and such Demanding Stockholder shall be required to give the Piggy-back Notice no later than 3 business days after the Company's delivery of such Intended Offering Notice.

        (f) In the event that any Registration pursuant to this Section 4.1 shall involve, in whole or in part, an underwritten offering, one co-lead managing underwriter shall be selected by the Company and shall be reasonably acceptable to the Demanding Stockholder, and the other co-lead underwriter shall be selected by the Demanding Stockholder, provided that, in the event of a joint Demand, the other co-lead underwriter shall be selected by a majority in interest (by reference to the number of Applicable Securities requested to be included in the Registration) of the Demanding Stockholders, and shall be reasonably acceptable to the Company. Any additional co-managing underwriters shall be selected by the Company.

        Section 4.2. Piggy-back Registration. (a) If at any time the Company intends to file on its behalf or on behalf of any of its securityholders a registration statement under the Securities Act in connection with a public offering of any securities of the Company on a form and in a manner that would permit the registration for offer and sale under the Securities Act of Registrable Securities, other than a registration statement on Form S-8 or Form S-4, then the Company shall give written notice (an "Intended Offering Notice") of such intention to each Stockholder then holding Registrable Securities at least 20 business days prior to the anticipated filing date of such registration statement. Such Intended Offering Notice shall offer to include in such registration statement for offer to the public such number of Registrable Securities as each Stockholder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such registration statement. Each Stockholder shall advise the Company in writing (such written notice being a "Piggy-back Notice") not later than 10 business days after the Company's delivery to such Stockholder of the Intended Offering Notice, if such stockholder desires to participate in such offering. The Piggy-back Notice shall set forth the number of Registrable Securities such Stockholder desires to have included in the registration statement and offered to the public. Upon the request of the Company, each Stockholder electing to include Registrable Securities in the Registration Statement (a "Participating Stockholder") shall enter into such underwriting, custody and other agreements as are customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. No Participating Stockholder shall be entitled to be named as a selling securityholder in the Registration Statement or to use the Prospectus forming a part thereof for sales of Registrable Securities unless such Participating Stockholder has made an Election.

        (b) In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of securities proposed to be registered exceeds the number that can be sold in such offering, the Company shall include in such registration the number of securities that, in the opinion of such managing underwriter or underwriters, can be sold as follows: (i) first, the securities that the Company proposes to sell or, if the registration is in response to a Demand, or a demand by HEDL pursuant to the HEDL Registration Rights, the securities that the Demanding Stockholder proposes to sell (in the event of a joint Demand, pro rata in proportion to the number of Applicable Securities requested to be included by each Demanding Stockholder) or the securities that HEDL proposes to sell pursuant to the HEDL Registration Rights, as the case may be, (ii) second, Applicable Securities requested to be included in such registration by the Participating Stockholders and other securities requested to be included by HEDL pursuant to the HEDL Registration Rights, and, if the registration is in response to a Demand or a demand by HEDL pursuant to the HEDL Registration Rights, the securities that the Company proposes to sell (pro rata in proportion to the number of Applicable Securities requested to be included by each Participating Stockholder, other securities requested to be included by HEDL pursuant to the HEDL Registration Rights, and, if applicable, the Company) and (iii) third, other securities requested to be included in such registration.

        (c) The rights of each Stockholder pursuant to Section 4.1 hereof and this Section 4.2 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section (except to the extent expressly provided otherwise herein). Notwithstanding anything herein to the contrary, the Company may abandon and/or withdraw any registration as to which any right under Section 4.2 may exist at any time and for any reason without liability hereunder. In such event, the Company shall notify each Stockholder to the extent that it has delivered a Piggy-back Notice to such Stockholder to participate therein.

        Section 4.3. Registration Procedures. In connection with a Registration Statement, the following provisions shall apply:

        (a) The Company shall furnish to each Demanding Stockholder or Participating Stockholder, prior to the Effective Time, a copy of the Registration Statement as initially filed with the Commission, and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.

        (b) Subject to Section 4.1(b) and in respect of a Registration Statement under Section 4.1, the Company shall use reasonable best efforts to promptly take such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the Exchange Act and the Rules and Regulations, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) each of the Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which the Company is required to keep a Registration Statement effective under Section 4.1(a) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (c) The Company shall, promptly upon learning thereof, advise each Demanding Stockholder or Participating Stockholder, and shall confirm such advice in writing if so requested by any Demanding Stockholder or Participating
Stockholder:

               (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information with respect to the Registration Statement and Prospectus;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

               (v) following the effectiveness of any Registration Statement, of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to each Demanding Stockholder or Participating Stockholder to suspend the use of the Prospectus until the requisite changes have been made, which instruction each Demanding Stockholder or Participating Stockholder agrees to follow).

        (d) In respect of a Registration Statement under Section 4.1 (and not
Section 4.2), the Company shall
use all reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

        (e) The Company shall furnish to each Demanding Stockholder or Participating Stockholder, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

        (f) The Company shall, during the period during which the Company is required to keep a Registration Statement continuously effective under Section 4.1(a) or elects to keep such effective under Section 4.2, deliver to each Demanding Stockholder or Participating Stockholder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto as each Demanding Stockholder or Participating Stockholder may reasonably request, and the Company consents (except during the continuance of any event described in Section 4.1(b) or Section 4.3(c)(v) hereof) to the use of the Prospectus, with any amendment or supplement thereto, by each Demanding Stockholder or Participating Stockholder in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.

        (g) Prior to any offering of Applicable Securities pursuant to the Registration Statement, the Company shall use reasonable efforts to (i) register or qualify or cooperate with each Demanding Stockholder or Participating Stockholder and its respective counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as each Demanding Stockholder or Participating Stockholder may reasonably request,
(ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which the Company is required to keep a Registration Statement continuously effective under Section 4.1(a) and (iii) take any and all other reasonable actions requested by each Demanding Stockholder or Participating Stockholder which are necessary to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that in no event shall the Company be obligated to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Agreement or (2) file any general consent to service of process or subject itself to tax in any jurisdiction where it is not so subject.

        (h) The Company shall cooperate with each Demanding Stockholder or Participating Stockholder to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of any United States securities exchange upon which any Applicable Securities are listed (provided that nothing herein shall require the Company to list any Registrable Securities on any securities exchange on which they are not currently listed) or the NASD Rules, as applicable, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as each Demanding Stockholder or Participating Stockholder may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.

        (i) The Company shall use reasonable efforts to:

               (i) make such reasonable representations and warranties in the applicable underwriting agreement to the Underwriters, in form, substance and scope as are customary;

               (ii) in connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Underwriters) addressed to the Underwriters, covering such matters as are customary to the extent reasonably required by the applicable underwriting agreement;

               (iii) in connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Demanding Stockholder or Participating Stockholder (if such Demanding Stockholder or Participating Stockholder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the Underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings of equity securities; and

               (iv) in connection with any underwritten offering, deliver such documents and certificates as may be reasonably requested by each Demanding Stockholder or Participating Stockholder and the Underwriters, if any, including, without limitation, certificates to evidence compliance with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

        (j) In respect of a Registration Statement under Section 4.1 (and not
Section 4.2), the Company shall use reasonable efforts to take all other steps reasonably necessary to effect the timely registration, offering and sale of the Applicable Securities covered by the Registration Statements contemplated hereby.

        Section 4.4. Registration Expenses. The Company shall bear the Registration Expenses in connection with the performance of its obligations under Sections 4.1, 4.2 and 4.3. Each Demanding Stockholder or Participating Stockholder shall bear all other expenses relating to any Registration or sale in which such Demanding Stockholder or Participating Stockholder participates pro rata with the other Stockholders participating therein, including all of the fees and expenses of counsel to such Demanding Stockholder or Participating Stockholder, any applicable underwriting discounts or commissions and registration or filing fees with respect to the Applicable Securities.

        Section 4.5. Indemnification and Contribution. (a) Upon the effectiveness of the Registration of Applicable Securities pursuant to Section
4.1 or 4.2, the Company shall indemnify and hold harmless each Demanding Stockholder or Participating Stockholder and each Underwriter or selling agent, and each of their respective officers and directors and each Person who controls such Demanding Stockholder or Participating Stockholder, Underwriter or selling agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Applicable Securities are registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto in each case relating to the sale of Applicable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof) as such expenses are incurred; provided, however, that (i) the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person or by or on behalf of any Demanding Stockholder or Participating Stockholder expressly for use therein; (ii) the Company shall not be liable to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) the use of any Prospectus after such time as the obligation of the Company to keep the same effective and current has expired, or (b) the use of any Prospectus after such time as the Company has advised each Demanding Stockholder or Participating Stockholder in writing that a post-effective amendment or supplement thereto is required, except such Prospectus as so amended or supplemented; and (iii) the Company shall not be liable to any Person who participates as an Underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such Underwriter within the meaning of the Securities Act, to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in the first proviso of this sentence or in (a) or (b) above or such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was timely corrected in such final prospectus or supplement.

        (b) Each Demanding Stockholder or Participating Stockholder agrees, severally and not jointly, as a consequence of the inclusion of Applicable Securities in such Registration Statement, and each Underwriter or selling agent shall agree, as a consequence of facilitating such disposition of Applicable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company and each other Demanding Stockholder or Participating Stockholder, their respective directors and officers and each Person, if any, who controls the Company or each other Demanding Stockholder or Participating Stockholder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company or each other Demanding Stockholder or Participating Stockholder, or such other Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such untrue statement or alleged untrue statement or omission or alleged omission was subsequently remedied in an amendment or supplement to such Registration Statement or Prospectus and the Company failed to comply with the delivery requirements of the Securities Act, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnifying Demanding Stockholder or Participating Stockholder, the Underwriter or selling agent or its agent, expressly for use therein, and (ii) subject to the limitation set forth immediately preceding this clause (ii), reimburse the Company and each other Demanding Stockholder or Participating Stockholder, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by any Person entitled to indemnity (an "Indemnitee") under Section 4.5(a) or (b) hereof of notice of the commencement of any action or claim, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnifying Person (an "Indemnitor") under this Section 4.5, notify such Indemnitor in writing of the commencement thereof, but the omission so to notify the Indemnitor shall not relieve it from any liability which it may have to any Indemnitee except to the extent of any actual prejudice. In case any such action shall be brought against any Indemnitee, it shall notify an Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnitor similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and, after notice from the Indemnitor to such Indemnitee of its election so to assume the defense thereof, such Indemnitor shall not be liable to such Indemnitee under this Section 4.5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense thereof. No Indemnitor shall, without the prior written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnitee.

        Notwithstanding the foregoing, an Indemnitee shall have the right to employ separate counsel reasonably acceptable to the Indemnitor in any such proceeding and to participate in (but not control, other than as provided in (3) below) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (1) the Indemnitor has agreed to pay such fees and expenses; (2) the Indemnitor shall have failed after notice to assume the defense of such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnitee and the Indemnitor or any of its affiliates or controlling persons, and a conflict of interest will exist if such counsel represents such Indemnitee and the Indemnitor (or such affiliate or controlling person) and in the case of (3), the Indemnitee shall have the right to control the Indemnitee's defense and in each of the cases, if such Indemnitee notifies the Indemnitor in writing that it elects to employ separate counsel, the reasonable fees and expenses of such counsel shall be at the expense of the Indemnitor; it being understood, however, that the Indemnitor shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnitees, which firm shall be designated by the Indemnitee that had the largest number of shares included in the applicable registration statement. An Indemnitor shall not be liable for any settlement of an action effected without its written consent.

        (d) If the indemnification provided for in this Section 4.5 is unavailable to or insufficient to hold harmless an Indemnitee under Section 4.5(a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnitor shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnitor and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitor or by such Indemnitee, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5(d) were determined solely by pro rata allocation (even if each Demanding Stockholder or Participating Stockholder or any Underwriters or selling agents or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4.5(d). The amount paid or payable by an Indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of each Demanding Stockholder or Participating Stockholder and any Underwriters or selling agents in this Section 4.5(d) to contribute shall be several in proportion to the number of Applicable Securities registered or underwritten or sold, as the case may be, by them and not joint.

        Notwithstanding any other provision of this Section 4.5(d), any Demanding Stockholder or Participating Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Stockholder from the sale of Company Common Stock pursuant to a Registration Statement exceeds the amount of damages which such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (e) The obligations of the Company under this Section 4.5 shall be in addition to any liability which the Company may otherwise have to any Indemnitee and the obligations of any Indemnified Person under this Section 4.5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 4.5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

        Section 4.6. Other Provisions. (a) The respective indemnities, agreements and other provisions set forth in this Article IV or made pursuant to this Article IV shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Stockholder, any director, officer or partner of any Stockholder, any agent or Underwriter, any director, officer or partner of such agent or Underwriter, or any Affiliate of any of the foregoing, and shall survive the registration, offering and sale of the Applicable Securities of each Stockholder.

        (b) Each Stockholder shall use all reasonable best efforts to cooperate with respect to any Registration effected under this Agreement and shall provide such information, documents, and instruments as may be reasonably requested in connection therewith.

        (c) Each Stockholder agrees, if so requested by the managing underwriter in any underwritten offering of the Company's securities, not to effect any public sale or distribution of Registrable Securities (other than pursuant to such underwritten offering) during the 30 days prior to and the 90 days after any registration statement for any such underwritten offering of the Company's securities (either for its own account or for the benefit of the holders of any securities of the Company) has become effective (or such period of time shorter than 90 days that is sufficient and appropriate, in the sole opinion of the managing underwriter, in order to complete the sale and distribution of securities included in such registration).

        (d) Each Stockholder agrees to keep confidential the fact that the Company has exercised its rights under Section 4.1(b), any advice of the Company pursuant to Section 4.3(c) and any other confidential information provided by the Company in connection with this Agreement.

        (e) The Company shall use reasonable best efforts to file all reports required to be filed with respect to the Company under Section 13 or Section 15(d) of the Exchange Act during such time as there are any Registrable Securities.

ARTICLE V

RIGHTS RELATING TO INVESTMENT IN ODYSSEY

        Section 5.1. Actions of Odyssey Governance Committee. For so long as (a) the Company or any of its Affiliates shall be entitled to a representative on the Odyssey Governance Committee (as defined in the Amended and Restated Company Agreement of Odyssey, effective as of November 13, 1998 (the "Odyssey Agreement")) or is otherwise entitled to consent to the taking of the actions set forth below pursuant to the Odyssey Agreement and (b) VISN and its Affiliates which are Parties to this Agreement either (i) are entitled to nominate or designate a member of the Board of Directors of the Company (the "VISN Director") or (ii) beneficially own any Odyssey Preferred Interests (as defined in the Odyssey Agreement), neither the Company nor any of its Affiliates shall, without the written consent of the VISN Director or the representative of NICC designated on Exhibit C, or otherwise designated by NICC and delivered in writing to the Company (the "NICC Representative"), vote in favor of (or otherwise consent to), directly or through their representatives:

               (i) (A) any change in the following provisions of the Odyssey
        Agreement: Section 5.7 (but solely in the case of Section 5.7.2, with respect to the creation or issuance of any interest senior to, or pari passu with, the Preferred Interest), Section 6.6, Section 6.7.2, Section 6.9, Section 8.1 (but only insofar as Section 8.1 relates to the Preferred Interest), Section 8.3 (but only insofar as Section 8.3 relates to or establishes the priority for the Preferred Interest),
        Section 10.1.1, Section 10.3 (but only insofar as Section 10.3 relates to the Preferred Interest) or Section 13.3 or (B) any of the actions described in the following provisions of the Odyssey Agreement: Section 6.2.2.1, Section 6.2.2.4 (but solely with respect to the creation or issuance of any interest senior to, or pari passu with, the Preferred Interest) or clause (b) of Section 6.2.2.5 (but solely with respect to the incurrence of debt which restricts payments made in connection with the NICC Budget (as defined in the Odyssey Agreement));

               (ii) (A) any repayment or redemption of any Odyssey interest outstanding as of the date of the IPO junior to the Preferred Interest or (B) any repayment or redemption of any interest junior to, or pari passu with, the Preferred Interest created or issued after the IPO in an amount in excess of the aggregate proceeds received from the sale or issuance of such interests);

               (iii) any sale or transfer of all or substantially all of Odyssey's assets unless the transferee of such assets assumes all of the obligations contained in Section 6.6, Section 6.7.2 and Section 6.9 of the Odyssey Agreement and agrees not to take the actions described in
        Section 6.2.2.1 or clause (b) of Section 6.2.2.5 (but solely with respect to the incurrence of debt which restricts payments made in connection with the NICC Budget) of the Odyssey Agreement without the consent of the VISN Director or the NICC Representative, in each case until the later of the fifth anniversary of the IPO or the second anniversary of such sale or transfer;

               (iv) any merger or other business combination involving Odyssey where Odyssey is not the surviving entity unless at the time of such merger or business combination (A) the surviving entity assumes the Preferred Interest on terms no less favorable to VISN than those set forth in the Odyssey Agreement including, but not limited to, Section
        5.7 (but solely in the case of Section 5.7.2, with respect to the creation or issuance of any interest senior to, or pari passu with, the Preferred Interest), Section 8.1 (but only insofar as Section 8.1 relates to the Preferred Interest), Section 8.3 (but only insofar as
        Section 8.3 relates or establishes the priority for the Preferred Interest), Section 10.1.1, Section 10.3 (but only insofar as Section
        10.3 relates to the Preferred Interest) and Section 13.3, (B) references to Odyssey in Sections 5.1(ii), (iii), (iv), (v), (vi) and (viii) of this Agreement shall be deemed to refer to such surviving entity and (C) the surviving entity assumes all of the obligations contained in Section 6.6, Section 6.7.2 and Section 6.9 of the Odyssey Agreement and agrees not to take the actions described in Section 6.2.2.1, Section 6.2.2.4 (but solely with respect to the creation or issuance of any interest senior to, or pari passu with, the Preferred Interest) and clause (b) of
        Section 6.2.2.5 (but solely with respect to the incurrence of debt which restricts payments made in connection with the NICC Budget) of the Odyssey Agreement until the later of the fifth anniversary of the IPO or the second anniversary of such merger or business combination, provided
        Section 6.2.2.4 shall only expire when the Preferred Interest has been redeemed, and provided, further that the obligations of the surviving entity under this clause (C) shall not so expire in the case of a merger or other business combination in which the holders of equity interests in Odyssey (not including the Preferred Interests) immediately before such transaction own at least a majority of the equity interests in such surviving entity (or its Parent) (not including the Preferred Interests) in substantially the same proportions as their ownership prior to such transaction.

               (v) the dissolution of Odyssey, except in connection with a complete liquidation of the business conducted by Odyssey because such business is being discontinued;

               (vi) (A) any sale or transfer of all or substantially all of Odyssey's assets to, or any merger or other business combination involving Odyssey with, the Company or any of its Affiliates or (B) any other material transaction (with respect to Odyssey) with the Company or any of its Affiliates that is not on an arm's length basis or on commercially reasonable terms if such transaction results in (1) an excessive or unfair financial benefit to the Company or any of its Affiliates and (2) an inability of Odyssey to satisfy its obligations under Section 6.6 of the Odyssey Agreement or with respect to the Preferred Interests. In such event the Company agrees to apply the amount by which its excessive or unfair financial benefit exceeds the financial benefit that the Company would have received if the transaction had been entered into on an arm's length basis or on commercially reasonable terms to satisfy such Odyssey obligations;

               (vii) any sale or transfer of all or substantially all of Odyssey's assets, or any merger or other business combination involving Odyssey where Odyssey is not the surviving entity, in each case prior to the second anniversary of the IPO; or

               (viii) any amendment or modification to the Odyssey Agreement, the result of which would be that (A) none of the Company or any of its Affiliates or their respective representatives would have the right to consent to the taking of the actions listed in subparagraphs (i) though
        (vii) above, (B) VISN would have any increased liability or additional obligations under the Odyssey Agreement, or (C) there would occur any adverse change to VISN's Capital Account (as defined in the Odyssey Agreement) with respect to the Preferred Interests except to reflect the redemption thereof pursuant to Section 5.7 of the Odyssey Agreement.

        Section 5.2. Restriction on Transfer of the Company's Interests in Odyssey.

        (a) The Company shall not Transfer any of its Odyssey Common Interests (as defined in the Odyssey Agreement) prior to the second anniversary of the IPO without the consent of the VISN Director or the NICC Representative.

        (b) The Company shall not Transfer of any of its Odyssey Common Interests after the second anniversary of the IPO unless such Transfer is subject to a requirement that the transferee agree to assume the Company's obligations under Section 5.1 hereof, provided that the transferee's obligations under Section 5.1 hereof shall expire on the later of (i) the fifth anniversary of the IPO, (ii) the second anniversary of such Transfer or (iii) the repayment or redemption of VISN's Odyssey Preferred Interest, provided that notwithstanding the foregoing, the transferee's obligations under Section 5.1 shall expire upon the dissolution of Odyssey.

        Section 5.3. Termination of Rights and Obligations. The rights of VISN, or NICC, as the case may be, under Section 5.1 and 5.2 shall terminate (if not theretofore terminated) pursuant to the terms of Section 5.1 or 5.2 on the later of such date as VISN and its Affiliates which are Parties to this Agreement cease to (i) be entitled to nominate or designate a member of the Board of Directors of the Company or (ii) beneficially own any Odyssey Preferred Interests.

ARTICLE VI

GENERAL

        Section 6.1. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and replaces the Amended and Restated Stockholders Agreement and there are no agreements, understandings, representations or warranties between the parties hereto other than those set forth or referred to herein.

        Section 6.2. Amendment and Waiver. This Agreement, including this
Section 6.2, may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed, in the case of an amendment, by the Company and each Stockholder, or in the case of a waiver or consent, by each party against whom the waiver or consent, as the case may be, is to be effective.

        Section 6.3. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given as follows:

               (a)  if to the Company to:

                    Crown Media Holdings, Inc.
                    6430 S. Fiddlers Green Circle, Suite 500
                    Greenwood Village, CO 80111
                    Attention:  Charles L. Stanford, Executive Vice President,
                                General Counsel
                    Telephone:  (303) 967-4683
                    Facsimile:  (303) 221-3779

                    with a copy to:

                    Holland & Hart, LLP
                    555 Seventeenth Street, Suite 3200
                    Denver, CO 80202
                    Attention: Mark Levy, Esq.
                    Telephone:  (303) 295-8073
                    Facsimile:  (303) 975-5386

               (b)  if to HEI to:

                    Hallmark Cards, Incorporated
                    Department 339
                    2501 McGee
                    Kansas City, MO  64108
                    Attention:  Judith C. Whittaker, Vice President, General
                                Counsel
                    Telephone:  (816) 274-5111
                    Facsimile:  (816) 274-8203

                    with copies to:

                    Hallmark Entertainment, Inc.
                    1325 Avenue of the Americas
                    New York, New York 10019
                    Attention: Peter von Gal
                    Telephone:  (212) 977-9001
                    Facsimile:  (212) 977-9049

               (c)  if to JPM, to:

                    JP Morgan Partners (BHCA), L.P.
                    1221 Avenue of the Americas , 40th Floor
                    New York, NY  10020
                    Attention:  Arnold Chavkin
                    Telephone:  (212) 899-3100
                    Facsimile:  (212) 899-3101

                    with a copy to:

                    Mayer, Brown & Platt
                    1675 Broadway, Suite 1900
                    New York, New York 10019
                    Attention: Kathleen A. Walsh, Esq.
                    Telephone: (212) 506-2500
                    Facsimile: (212) 262-1910

               (d)  if to Liberty, to:

                    Liberty Media Corporation
                    9197 South Peoria Street
                    Englewood, Colorado  80112
                    Attention:  David B. Koff, Senior Vice President
                    Telephone:  (303) 721-5421
                    Facsimile:  (303) 721-5448
                    with a copy to:

                    Liberty Media Corporation
                    9197 South Peoria Street
                    Englewood, Colorado 80112
                    Attention:  Charles Tanabe, Senior Vice President and
                                General Counsel
                    Telephone:  (720) 875-5440
                    Facsimile:  (720) 875-5382

                    with a further copy to:

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    300 South Grand Avenue
                    Los Angeles, California  90071-3144
                    Attention:  Rod Guerra, Esq.
                    Telephone:  (213) 687-5253
                    Facsimile:  (213) 687-5600

               (e)  if to VISN, to:

                    VISN Management Corp.
                    819 Cammack Court
                    Nashville, Tennessee  37205
                    Attention:  Wilford V. Bane
                    Telephone:  (615) 352-5288
                    Facsimile:  (615) 356-4273

                    with a copy to:

                    Clifford Chance Rogers & Wells LLP
                    200 Park Avenue
                    New York, New York 10166-0153
                    Attention:  Steven A. Hobbs, Esq.
                    Telephone:  (212) 878-8000
                    Facsimile:  (212) 878-8375

               (f)  if to DIRECTV, to:

                    DIRECTV Enterprises, Inc.
                    Attention:  Senior Vice President
                    Telephone:  (310) 964-5019
                    Facsimile:  (310) 535-5422
                    cc:  General Counsel
                    Facsimile: (310) 726-4991

                    with a copy to:

                    Latham & Watkins
                    633 W. Fifth Street, Suite 4000
                    Los Angeles, California 90071
                    Attention:  Niveen S. Tadros, Esq.
                    Telephone:  (213) 485-1234
                    Facsimile:  (213) 891-8763

        Section 6.4. Assignment; Benefit. The terms and provisions of this Agreement shall not be assignable or transferable and except for Indemnitees and as otherwise expressly provided herein there shall be no third party beneficiaries hereto; provided, however, that any Affiliate of a Stockholder that beneficially owns Registrable Securities may exercise such Stockholder's rights under Article III hereof. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective legal successors and permitted assigns of the parties hereto.

        Section 6.5. Absence of Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

        Section 6.6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        Section 6.7. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        Section 6.8. Governing Law; Jurisdiction and Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A DELAWARE STATE COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

        EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

        Section 6.9. Specific Enforcement. Each party hereto acknowledges that remedies at law may be inadequate to protect any other party against any actual or threatened breach of this Agreement by the other parties and, without prejudice to any other rights and remedies otherwise available to any party, each party agrees to the granting of injunctive relief in any other party's favor without proof of actual damages. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that this Agreement has been breached by a party, then such party shall reimburse the other party for costs and expenses (including, but not limited to, reasonable legal fees and expenses) incurred in connection with all such litigation.

        Section 6.10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such original provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 6.11. Covered Shares. All of the provisions of this Agreement shall apply to and include (a) Company Common Stock acquired pursuant to the Contribution Agreement or the DIRECTV Agreement; (b) Company Common Stock acquired from another Stockholder and, (c) to the extent received in respect of shares of Company Common Stock acquired pursuant to the Contribution Agreement or the DIRECTV Agreement, all securities and instruments (i) received by a Stockholder as a dividend or other payment, or (ii) issued in connection with a split of such shares or as a result of any exchange for or reclassification of such shares or a reorganization, recapitalization, consolidation or merger. Appendix I hereto identifies those shares of Company Common Stock subject to the provisions of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the day and year first above written.


                                   CROWN MEDIA HOLDINGS, INC.


                                   By: /s/ Charles Stanford
                                       -----------------------------------------
                                   Name: Charles Stanford
                                   Title: Exec. Vice President and General
                                          Counsel

                                   HALLMARK ENTERTAINMENT, INC.


                                   By: /s/ Judith Whittaker
                                       -----------------------------------------
                                   Name: Judith Whittaker
                                   Title: Vice President

                                   LIBERTY MEDIA CORPORATION


                                   By: /s/ David B. Koff
                                       -----------------------------------------
                                   Name: David B. Koff
                                   Title: Senior Vice President

                                   LIBERTY CROWN, INC.


                                   By: /s/ David B. Koff
                                       -----------------------------------------
                                   Name: David B. Koff
                                   Title: Senior Vice President

                                   VISN MANAGEMENT CORP.


                                   By: /s/ Wilford V. Bane
                                       -----------------------------------------
                                   Name: Wilford V. Bane
                                   Title: Chair VMC

                                   JP MORGAN PARTNERS (BHCA) L.P.

                                       By JPMP MASTER FUND MANAGER L.P.
                                           its general partner

                                            By JPMP CAPITAL CORP.
                                               its general partner

                                   By: /s/ Arnold Chavkin
                                       -----------------------------------------
                                   Name: Arnold Chavkin
                                   Title:

                                   DIRECTV ENTERPRISES, INC.


                                   By: /s/ Steven J. Cox
                                       -----------------------------------------
                                   Name: Steven J. Cox
                                   Title: Senior Vice President

                                   APPENDIX I


Name                                        Class A Stock     Class B Stock
----                                        -------------     -------------
Hallmark Entertainment, Inc.                  5,377,721*        30,670,422

Liberty Crown, Inc.                            9,154,930            --

VISN Management Corp.                          6,338,028            --

JP Morgan Partners (BHCA), L.P.                3,836,620            --

DIRECTV Enterprises, Inc.                      5,360,202            --


* Shares purchased pursuant to the Henson Stock Purchase Agreement

                                                                       Exhibit A



                                [NAME OF ISSUER]

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

        Reference is hereby made to the Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") among Hallmark Entertainment, Inc., a Delaware corporation, Liberty Media Corporation, a Delaware corporation, Liberty Crown, Inc., a Delaware corporation, VISN Management Corp., a Delaware corporation, JP Morgan Partners (BHCA), L.P., a Delaware limited partnership, and DIRECTV Enterprises, Inc., a Delaware corporation (collectively, the "Stockholders") and Crown Media Holdings, Inc., a Delaware corporation (the "Company"). Pursuant to the Stockholders Agreement, the Company [has filed] with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form ____ (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Company Common Stock. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Stockholders Agreement.

        The Stockholder is entitled to have the Registrable Securities owned by it included in the Registration Statement. In order to have Registrable Securities included in the Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. If the Stockholder does not complete, execute and return this Notice and Questionnaire by such date, the Stockholder (i) will not be named as a selling securityholder in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

        Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and related Prospectus. Accordingly, the Stockholder is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related Prospectus.

                                    ELECTION


        The Stockholder (the "Selling Securityholder") hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The Selling Securityholder, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire.

        The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE


(1)     Full Legal Name of Selling Securityholder:


(2)     Address for Notices to Selling Securityholder:


        Telephone:


        Fax:


        Contact Person:


(3) Except as set forth below in this Item (3), the undersigned does not beneficially own any shares of any class of Company Common Stock.


        (a) Number of Registrable Securities and shares of each class of Company Common Stock beneficially owned: __________


        (b) Number of Registrable Securities which the undersigned wishes to be included in the Registration Statement: __________


(4)     Beneficial Ownership of Other Securities of the Company:


        Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of any class of Company Common Stock or any other securities of the Company, other than the Registrable Securities and shares of Company Common Stock listed above in Item (3).


        State any exceptions here:


(5)     Relationships with the Company:


        Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.


        State any exceptions here:


(6)     Plan of Distribution:

        Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

        State any exceptions here:


        By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the Rules and Regulations, particularly Regulation M.

        By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

        In accordance with the Selling Securityholder's obligation under the Stockholders Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the Stockholders Agreement shall be made in writing, by hand-delivery or air courier guaranteeing overnight delivery as follows:

               (i)    To the Company:

                      [Name of Issuer]

                      [Address]

               (ii)   With a copy to:

                      [Company Counsel]

                      [Address]

        Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholders. This Agreement shall be governed in all respects by the laws of the State of New York.

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ________________

                                            Selling Securityholder


                                            By:
                                            Name:
                                            Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:


                      [Company Counsel]
                      [Address]

                         Corporate Opportunities Policy

        Crown Media Holdings, Inc. will be the primary (but not exclusive) vehicle for the pursuit of corporate opportunities relating to the ownership and operation of pay television channels dedicated to family programming ("Pay Television Opportunities") that are provided or otherwise made available to Hallmark Entertainment, Inc. and its subsidiaries. However, the term Pay Television Opportunities does not include opportunities (1) developed by or made available to any public company that is a subsidiary of Hallmark Entertainment, Inc. or any of Hallmark Entertainment, Inc.'s subsidiaries (other than Crown Media Holdings, Inc. and its subsidiaries), (2) relating to the production or distribution of programming that is developed by, or provided or made available to, a subsidiary of Hallmark Entertainment, Inc. that does not own or operate pay television channels dedicated to family programming and whose primary business is the production or distribution of programming, (3) arising out of or relating to Pay Television Opportunities that have been provided or made available to Crown Media Holdings, Inc. but which Crown Media Holdings, Inc. has determined not to pursue or has failed to pursue within the applicable time period reasonably specified by Hallmark Entertainment, Inc., or (4) that Hallmark Entertainment, Inc. or any of its subsidiaries is legally or contractually obligated to provide or make available to a person other than Crown Media Holdings, Inc.

        Crown Media Holdings, Inc. is not obligated to pursue any Pay Television Opportunity presented to it by Hallmark Entertainment, Inc. If Crown Media Holdings, Inc. determines not to pursue or fails to pursue an opportunity, in each case within such time as Hallmark Entertainment, Inc. may reasonably specify (taking into account the type and nature of the Pay Television Opportunity provided or made available) in its communication to Crown Media Holdings, Inc. relating to such Pay Television Opportunity, then Hallmark Entertainment, Inc. and its subsidiaries may pursue such Pay Television Opportunity.

        This policy is effective from the completion of the initial public offering of Class A Common Stock of Crown Media Holdings, Inc. This policy automatically terminates upon the first to occur of (1) Hallmark Entertainment, Inc. and its subsidiaries ceasing to beneficially own, in the aggregate, at least a majority in voting power of the outstanding voting securities of Crown Media Holdings, Inc. entitled to vote generally upon all matters submitted to common stockholders and (2) the third anniversary of the completion of the initial public offering of Class A Common Stock of Crown Media Holdings, Inc.

        The Hallmark Entertainment, Inc. board of directors is required to act in accordance with its fiduciary duties owed to Hallmark Entertainment, Inc. and Hallmark Entertainment, Inc.'s fiduciary duties, if any, to its subsidiaries in making all determinations in connection with this policy. With respect to any Pay Television Opportunity that may be subject to this policy and any obligation (fiduciary or otherwise) to one or more other subsidiaries, the Hallmark Entertainment, Inc. board of directors will have discretion to determine, without reference to this policy, to which of Crown Media Holdings, Inc. or such other subsidiary of Hallmark Entertainment, Inc. such Pay Television Opportunity will be provided or made available. Notwithstanding anything set forth in this policy, Hallmark Entertainment, Inc. will have no obligation to exercise any rights it may have as a shareholder, partner or member of any entity that is not a wholly owned subsidiary or to exercise any rights available to it under agreements with other shareholders, partners or members, in order to implement determinations under this policy. All determinations of the Hallmark Entertainment, Inc. board of directors with respect to this policy and the interpretation of this policy are conclusive and binding.

        Hallmark Entertainment, Inc.'s board of directors from time to time may amend, modify or rescind this policy or adopt additional or other policies or make exceptions with respect to the application of this policy in connection with particular facts and circumstances, all as the Hallmark Entertainment, Inc. board of directors may determine, consistent with its fiduciary duties and in accordance with Section 2.8 of the Stockholders Agreement dated as of May 9, 2000 by and among Hallmark Entertainment, Inc., Liberty Media Corporation, VISN Management Corp., Chase Equity Associates, L.P. and Crown Media Holdings, Inc.

        The transactions contemplated by the Contribution Agreement shall not create any inference or course of dealing as to the opportunities to which this policy applies.

                        Designated Representative of NICC

        NICC representative:        Wilford Bane